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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): DECEMBER 10, 2002



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)



        DELAWARE                     1-9397                   76-0207995
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)


    3900 ESSEX LANE, HOUSTON, TEXAS                             77027
(Address of Principal Executive Offices)                      (Zip Code)


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (713) 439-8600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 - Press Release of Baker Hughes Incorporated (the "Company") dated December 10, 2002.



ITEM 9.  REGULATION FD DISCLOSURE.

     On December 10, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BAKER HUGHES INCORPORATED



Dated: December 13, 2002                       By: /s/Sandra E. Alford
                                                   ---------------------------
                                                   Sandra E. Alford
                                                   Corporate Secretary


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                           EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

Exhibit 99.1 Press Release of Baker Hughes Incorporated (the "Company") dated December 10, 2002.


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